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                                                                   Exhibit 10.43
                                                                   -------------


                                    GUARANTY


                  This GUARANTY ("Guaranty") is made as of the 12th day of August, 1997, by Beneco Enterprises Inc., a Utah corporation (the "Guarantor"), in favor of the "Banks" under that certain Revolving Credit Agreement, dated as of May 31, 1995, by and among OHM Corporation ("OHM") and OHM Remediation Services Corp.("Remediation", and together with OHM, the "Borrowers"), the financial institutions from time to time parties thereto (collectively the "Banks"), Citicorp USA, Inc., in its capacity as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and Bank of America National Trust and Savings Association (successor by merger to Bank of America Illinois) as issuing and paying agent and as co-agent for the Banks (in such capacity, the "Issuing and Paying Agent"). Such Revolving Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, is hereinafter referred to as the "Credit Agreement". Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                  1. Guaranty. (i) For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrower by the Banks, the Guarantor unconditionally guarantees for the benefit of each of the Banks the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Obligations (including, without limitation, interest accruing following the filing of a bankruptcy petition by or against the Borrower, at the applicable rate specified in the Credit Agreement, whether or not such interest is allowed as a claim in bankruptcy). To the extent that any of the outstanding Obligations consist of letters of credit issued pursuant to the Credit Agreement, the Banks, the Issuing and Paying Agent and the Administrative Agent may, but shall not be obligated to, hold a portion of the amounts paid under this Guaranty as cash collateral for the Borrowers' reimbursement obligations with respect to any such letter of credit, to be applied against such reimbursement obligations when and if a draw is made on any such letter of credit, or against any such other Obligations when the same become due and payable; PROVIDED, that if any such letter of credit expires undrawn, and the Banks, the Issuing and Paying Agent and the Administrative Agent have not applied such cash collateral in full to other Obligations as provided above, then the Banks, the Issuing and Paying Agent and the Administrative Agent will return such cash collateral to the Guarantor. Any such cash collateral will be invested by the Administrative Agent or the Issuing and Paying Agent in overnight funds, and any interest earned will become part of the cash collateral and will be returned with the cash collateral to the extent not applied to any other Obligations, when and if the cash collateral is to be returned to the Guarantor as provided above.

                  (ii) At any time after the occurrence of an Event of Default, the Guarantor shall pay to the Issuing and Paying Agent, for the benefit of the Banks, on demand and in immediately available funds, the full amount of the Obligations (including any portion thereof which is not yet due and payable). The Guarantor further agrees to pay to the Issuing and Paying Agent and reimburse the Issuing and Paying Agent for, on demand and in immediately available funds, (a) all losses (including, without limitation, lost profits), fees, costs and expenses (including, without


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limitation, all court costs and attorneys' and paralegals' fees, costs and expenses) paid or incurred by the Administrative Agent, the Issuing and Paying Agent or any of the Banks in: (1) endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, the Borrower or the Guarantor relating to the Credit Agreement, this Guaranty or the transactions contemplated thereby; (2) taking any action with respect to any security or collateral securing the Obligations or the Guarantor's obligations hereunder; and (3) preserving, protecting or defending the enforceability of, or enforcing, this Guaranty or their respective rights hereunder (all such costs and expenses are hereinafter referred to as the "Expenses") and (b) interest on (1) the Obligations which do not constitute interest, (2) to the extent permitted by applicable law, the Obligations which constitute interest, and (3) the Expenses, from the date of demand under this Guaranty until paid in full at the per annum rate of interest described in SECTION 2.07(c) of the Credit Agreement (the "Interest Rate"). The Guarantor hereby agrees that this Guaranty is an absolute guaranty of payment and is not a guaranty of collection.

                  2. Obligations Unconditional. The Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of:

                  (i) the validity, enforceability, avoidance, novation or subordination of any of the Obligations or any of the Transaction Documents;

                  (ii) the absence of any attempt by, or on behalf of, any Bank, the Issuing and Paying Agent or the Administrative Agent to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against the Borrower, any other guarantor of the Obligations or any other Person;

                  (iii) the election of any remedy by, or on behalf of, any Bank, the Issuing and Paying Agent or the Administrative Agent with respect to all or any part of the Obligations;

                  (iv) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, any Bank, the Issuing and Paying Agent or the Administrative Agent with respect to any provision of any of the Transaction Documents;

                  (v) the failure of the Issuing and Paying Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

                  (vi) the election by, or on behalf of, any one or more of the Banks, the Issuing and Paying Agent or the Administrative Agent, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                  (vii) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;


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                  (viii) the disallowance, under Section 502 of the Bankruptcy
         Code, of all or any portion of the claims of any of the Banks, the Issuing and Paying Agent or the Administrative Agent for repayment of all or any part of the Obligations or any Expenses; or

                  (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Borrower or the Guarantor.

                  3. Enforcement; Application of Payments. Upon the occurrence of an Event of Default, the Issuing and Paying Agent or the Administrative Agent may proceed directly and at once, without notice, against the Guarantor to obtain performance of and to collect and recover the full amount, or any portion, of the Obligations, without first proceeding against the Borrower or any other Person, or against any security or collateral for the Obligations. Subject only to the terms and provisions of the Credit Agreement, the Administrative Agent shall have the exclusive right to determine the application of payments and credits, if any, from the Guarantor, the Borrower or from any other Person on account of the Obligations or any other liability of the Guarantor to any Bank.

                  4. Waivers. (i) The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Borrower, protest or notice with respect to the Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on the Borrower as a condition precedent to the Guarantor's obligations hereunder), and covenants that this Guaranty will not be discharged, except by complete payment (in cash) and performance of the Obligations and any other obligations contained herein. The Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to the Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to the Issuing and Paying Agent to secure payment of all or any part of the Obligations.

                  (ii) The Banks, either themselves or acting through the Administrative Agent or the Issuing and Paying Agent, are hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations, or to otherwise modify, amend or change the terms of any of the Transaction Documents; (b) to accept partial payments on all or any part of the Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Obligations, this Guaranty, or any other guaranties of all or any part of the Obligations or other liabilities of the Borrower, (d) to exchange, enforce, waive and release any such security or collateral; (e) to apply such security or collateral and direct the order or manner of sale thereof as in their discretion they may determine;



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(f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Obligations, this Guaranty, any other guaranty of all or any part of the Obligations, and any security or collateral for the Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of the Guarantor hereunder.

                  5. Setoff. At any time after all or any part of the Obligations have become due and payable (by acceleration or otherwise), each Bank, the Issuing and Paying Agent and the Administrative Agent may, without notice to the Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Obligations (i) any indebtedness due or to become due from such Bank, the Issuing and Paying Agent or the Administrative Agent to the Guarantor, and (ii) any moneys, credits or other property belonging to the Guarantor, at any time held by or coming into the possession of such Bank, the Issuing and Paying Agent or the Administrative Agent or any of their respective affiliates.

                  6. Financial Information. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that none of the Banks, the Issuing and Paying Agent nor the Administrative Agent shall have any duty to advise the Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Bank, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, such Bank shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Bank, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.

                  7. No Marshalling; Reinstatement. The Guarantor consents and agrees that none of the Banks, the Issuing and Paying Agent nor the Administrative Agent nor any Person acting for or on behalf of the Banks, the Issuing and Paying Agent or the Administrative Agent shall be under any obligation to marshall any assets in favor of the Guarantor or against or in payment of any or all of the Obligations. The Guarantor further agrees that, to the extent that the Borrower, the Guarantor or any other guarantor of all or any part of the Obligations makes a payment or payments to any Bank, the Issuing and Paying Agent or the Administrative Agent, or any Bank, the Issuing and Paying Agent or the Administrative Agent receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, the Guarantor, such other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.


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                  8. Subrogation. Until the Obligations have been paid in full, the Guarantor (i) shall have no right of subrogation with respect to such Obligations and (ii) waives any right to enforce any remedy which the Banks, the Issuing and Paying Agent or the Administrative Agent (or any of them) now have or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Obligations or any other Person, and the Guarantor waives any benefit of, and any right to participate in, any security or collateral given to the Banks and the Administrative Agent (or any of them) to secure the payment or performance of all or any part of the Obligations or any other liability of the Borrower to the Banks.

                  9. Subordination. The Guarantor agrees that any and all claims of the Guarantor against the Borrower, any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations (including, without limitation, interest accruing following the filing of a bankruptcy petition by or against the Borrower, at the applicable rate specified in the Credit Agreement, whether or not such interest is allowed as a claim in bankruptcy). Notwithstanding any right of the Guarantor to ask, demand, sue for, take or receive any payment from the Borrower, all rights, liens and security interests of the Guarantor, whether now or hereafter arising and howsoever existing, in any assets of the Borrower (whether constituting part of the security or collateral given to any Bank, the Issuing and Paying Agent or the Administrative Agent to secure payment of all or any part of the Obligations or otherwise) shall be and hereby are subordinated to the rights of the Banks, the Issuing and Paying Agent and the Administrative Agent in those assets. The Guarantor shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations shall have been fully paid and satisfied and all financing arrangements between the Borrower and the Banks have been terminated. If all or any part of the assets of the Borrower, or the proceeds thereof, are subject to any distribution, division or application to the creditors of the Borrower, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of the Borrower is dissolved or if substantially all of the assets of the Borrower are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of the Borrower to the Guarantor ("Borrower Indebtedness") shall be paid or delivered directly to the Administrative Agent or the Issuing and Paying Agent for application on any of the Obligations, due or to become due, until such Obligations shall have first been fully paid and satisfied. The Guarantor irrevocably authorizes and empowers the Administrative Agent or the Issuing and Paying Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of the Guarantor such proofs of claim and take such other action, in the Administrative Agent's or the Issuing and Paying Agent's own name or in the name of the Guarantor or otherwise, as the Administrative Agent or the Issuing and Paying Agent may deem necessary or advisable for the enforcement of this Guaranty. The Administrative Agent or the Issuing and Paying Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by the Guarantor upon or with respect to the Borrower Indebtedness prior to the satisfaction of all of the Obligations



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and the termination of all financing arrangements between the Borrower and the
Banks, the Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Banks and shall forthwith deliver the same to the Administrative Agent or the Issuing and Paying Agent, for the benefit of the Banks, in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Banks. If the Guarantor fails to make any such endorsement or assignment to the Administrative Agent or the Issuing and Paying Agent, the Administrative Agent or the Issuing and Paying Agent or any of its officers or employees are hereby irrevocably authorized to make the same. The Guarantor agrees that until the Obligations have been paid in full (in cash) and satisfied and all financing arrangements between the Borrower and the Banks have been terminated, the Guarantor will not assign or transfer to any Person any claim the Guarantor has or may have against the Borrower.

                  10. Enforcement; Amendments; Waivers. No delay on the part of any of the Banks, the Issuing and Paying Agent or the Administrative Agent in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any of the other Transaction Documents or otherwise with respect to all or any part of the Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Banks, the Issuing and Paying Agent or the Administrative Agent, except as expressly set forth in a writing duly signed and delivered by the party making such modification or waiver. Failure by any of the Banks, the Issuing and Paying Agent or the Administrative Agent at any time or times hereafter to require strict performance by the Borrower, the Guarantor, any other guarantor of all or any part of the Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Transaction Documents now or at any time or times hereafter executed by such Persons and delivered to the Administrative Agent, the Issuing and Paying Agent or any Bank shall not waive, affect or diminish any right of the Administrative Agent, the Issuing and Paying Agent or such Bank at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Administrative Agent, the Issuing and Paying Agent or any Bank, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrower or the Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Credit Agreement. No waiver of any Event of Default by the Administrative Agent, the Issuing and Paying Agent or any Bank shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Administrative Agent, the Issuing and Paying Agent or any Bank permitted hereunder shall in any way affect or impair the Administrative Agent's, the Issuing and Paying Agent's or any Bank's rights and remedies or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrower to any of the Banks shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

                  11. Effectiveness; Termination. This Guaranty shall become effective upon its execution by the Guarantor and shall continue in full force and effect and may not be terminated or


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otherwise revoked until the Obligations shall have been fully paid (in cash) and discharged and the Credit Agreement and all financing arrangements between the Borrower and the Banks shall have been terminated. If, notwithstanding the foregoing, the Guarantor shall have any right under applicable law to terminate or revoke this Guaranty, the Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by the Guarantor, is actually received by the Administrative Agent or the Issuing and Paying Agent. Such notice shall not affect the right and power of any of the Banks, the Issuing and Paying Agent or the Administrative Agent to enforce rights arising prior to receipt thereof by the Administrative Agent or the Issuing and Paying Agent. If any Bank grants loans or takes other action after the Guarantor terminates or revokes this Guaranty but before the Administrative Agent or the Issuing and Paying Agent receives such written notice, the rights of such Bank with respect thereto shall be the same as if such termination or revocation had not occurred.

                  12. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and upon its successors and assigns and shall inure to the benefit of the Banks, the Issuing and Paying Agent and the Administrative Agent and their respective successors and assigns; all references herein to the Borrower and to the Guarantor shall be deemed to include their respective successors and assigns. The successors and assigns of the Guarantor and the Borrower shall include, without limitation, their respective receivers, trustees or debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

                  13. Officer Authority. The Guarantor authorizes its Chairman, President, and each of its Executive Vice Presidents and Vice Presidents, respectively, from time to time, severally and not jointly, on behalf and in the name of the Guarantor from time to time in the discretion of such officer, to take or omit to take any and all action and to execute and deliver any and all documents and instruments which such officer may determine to be necessary or desirable in relation to, and perform any obligations arising in connection with, this Guaranty and any of the transactions contemplated hereby, and, without limiting the generality of the foregoing, hereby gives to each such officer severally the power and right on behalf of the Guarantor, without notice to or assent by the Guarantor, to do the following: (i) to execute and deliver any amendment, waiver, consent, supplement, other modification or reaffirmation of this Guaranty or any document covering any of the security for this Guaranty, and to perform any obligation arising in connection herewith or therewith; (ii) to sell, transfer, assign, encumber or otherwise deal in or with the security for this Guaranty or any part thereof; (iii) to grant liens, security interests or other encumbrances on or in respect of any property or assets of the Guarantor, whether now owned or hereafter acquired, in favor of the Banks, the Issuing and Paying Agent and the Administrative Agent; (iv) to send notices, directions, orders and other communications to any Person relating to this Guaranty, or the security for all or any part of the Obligations; (v) to take or omit to take any other action contemplated by or referred to in this Guaranty or any document covering any of the security for all or any part of the Obligations; and (vi) to take or omit to take any action with respect to this Guaranty, any of the security for all or any part of the Obligations or any document covering any such security, all as such officer may determine in his or her sole discretion. The undersigned hereby certifies that he/she has all necessary authority to grant and execute this Guaranty on behalf of the Guarantor.


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                  14. GOVERNING LAW. THIS GUARANTY HAS BEEN EXECUTED AND
DELIVERED BY THE PARTIES HERETO IN NEW YORK, NEW YORK. ANY DISPUTE BETWEEN THE ISSUING AND PAYING AGENT AND THE GUARANTOR ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  15. Consent to Jurisdiction; Counterclaims; Forum Non Conveniens. (a) Exclusive Jurisdiction. Except as provided in subsection (b) of this Section 15, the Administrative Agent and the Issuing and Paying Agent on behalf of themselves and the Banks, and the Guarantor agree that all disputes between them arising out of or related to the relationship established between them in connection with this Guaranty, whether arising in contract, tort, equity, or otherwise, shall be resolved only by the federal courts located in the Northern District of Illinois and the Southern District of New York, or, if the federal courts lack jurisdiction, then by the state courts located within Cook County, Illinois and New York County, New York.

                  (b) Other Jurisdictions. The Administrative Agent, the Issuing and Paying Agent and the Banks shall have the right to proceed against the Guarantor or its real or personal property in a court in any location to enable them to obtain personal jurisdiction over the Guarantor, to realize on the Collateral or any other security for the Obligations or to enforce a judgment or other court order entered in favor of the Administrative Agent, the Issuing and Paying Agent and the Banks. The Guarantor shall not assert any permissive counterclaims in any proceeding brought by the Administrative Agent, the Issuing and Paying Agent and the Banks arising out of or relating to this Guaranty.

                  (c) Venue; Forum Non Conveniens. Each of the Guarantor and the Administrative Agent, the Issuing and Paying Agent and the Banks waive any objection that it may have (including, without limitation, any objection to the laying of venue or based on forum non conveniens) to the location of the court in which any proceeding is commenced in accordance with this Section 15.

                  16. Service of Process. The Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to the Guarantor at its address set forth in Section 20 herein and service so made shall be deemed to be completed three (3) days after the same shall have been so deposited in the U.S. mail.

                  17. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT, THE ISSUING AND PAYING AGENT AND THE BANKS WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE ADMINISTRATIVE AGENT AND/OR, THE ISSUING AND PAYING AGENT AND THE GUARANTOR ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EITHER THE GUARANTOR, THE


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ADMINISTRATIVE AGENT OR THE ISSUING AND PAYING AGENT MAY FILE AN ORIGINAL
COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  18. Waiver of Bond. The Guarantor waives the posting of any bond otherwise required of the Administrative Agent,, the Issuing and Paying Agent and/or the Banks in connection with any judicial process or proceeding to realize on the Collateral or any other security for the Obligations, to enforce any judgment or other court order entered in favor of the Administrative Agent, the Issuing and Paying Agent and/or the Banks, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Guaranty or any other agreement or document between the Administrative Agent and the Guarantor.

                  19. Advice of Counsel. The Guarantor represents and warrants that it has consulted with its legal counsel regarding all waivers under this Guaranty, including without limitation those under Section 4 and Sections 14 through 18 hereof, that it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing, and that it intends that such waivers shall be a material inducement to the Administrative Agent, the Issuing and Paying Agent and the Banks to extend the indebtedness guaranteed hereby.

                  20. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing or by a telecommunications device capable of creating a printed record and shall be addressed to the party to be notified as follows:

         if to the Guarantor, at:

                  OHM Corporation
                  5445 Triangle Parkway
                  Suite 400
                  Norcross, GA  30092
                  Attention:  Steven Harbour
                  Telecopy:  (770) 849-3101

         if to the Administrative Agent, at

                  Citicorp USA, Inc.
                  c/o Citicorp North America, Inc.
                  200 South Wacker Drive
                  31st Floor
                  Attention:  Emily Rosenstock
                                      Vice President
                  Telecopy:  (312) 993-1050


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         if to the Issuing and Paying Agent, at

                  Bank of America National Trust and Savings Association
                           (successor by merger to Bank of America Illinois)
                  231 South LaSalle Street
                  Chicago, Illinois  60697
                  Attention:  Service Industries
                  Telecopy:  (312) 828-1974

or, as to each party, at such other address as designated by such party in a written notice to the other party. All such notices and communications shall be deemed to be validly served, given or delivered (i) three (3) days following deposit in the United States mails, with proper postage prepaid; (ii) upon delivery thereof if delivered by hand to the party to be notified; (iii) upon delivery thereof to a reputable overnight courier service, with delivery charges prepaid; or (iv) upon confirmation of receipt thereof if transmitted by a telecommunications device.

                  21. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                  22. Collateral. The Guarantor hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the Security Agreement to which it is a party.

                  23. Merger. This Guaranty represents the final agreement of the Guarantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and the Administrative Agent, the Issuing and Paying Agent or any Bank.

                  24. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



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                                      -11-

                  IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the day and year first set forth above.


                                       BENECO ENTERPRISES INC.



                                       By: /s/ Robert Newberry
                                           -------------------------------
                                           Name:
                                                 -------------------------
                                           Title: Vice President


Acknowledged and agreed to
as of the ___ day of August, 1997.

CITICORP USA, INC., as Administrative Agent



By:  /s/ Rosemary M. Bell
     ----------------------------
   Name:
        -------------------------
   Title:  Attorney-in-Fact



BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
 (successor by merger to Bank of America Illinois), as Issuing and Paying Agent



By:  /s/ Jay McKeown
   -----------------------------------
   Name:
        ------------------------------
   Title:  Assistant Vice President




                                      -12-